Exhibit 99.2

Contacts:
Murray H. Gross	Brett Maas
Chairman & CEO	Hayden IR
Email: mgross@ushomesystems.com	Email: brett@haydenir.com
(214) 488-6300	(646) 536-7331

U.S. Home Systems

Nasdaq GMS: USHS

1

Disclosure

Today’s conference call may contain certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in today’s presentation are “forward-looking statements” including statements regarding the Company’s business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

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Agenda

Overview of Q4

Detailed review of the financials

—Q4

—FY 2009

Summarize

Outlook for Q1

Q&A

Q4 2009 (ended 12/31/09)

- Revenues were $30.9 million vs. $30.1 million for Q4 2008
  - Q4 2008 revenue excluding deck products was $27.7 million, or 11.2% less than Q4 2009
- Excluding non-recurring charges, Q4 2009 net income would be $0.03 per share vs. net loss of $0.04 per share in Q4 2008
  - Q4 2009 net loss of $1.3 million, or $0.18 per share includes pre-tax charges of $2.2 million ($1.5 million after tax) related to a class action lawsuit and sales tax audit. Excluding charges, net income would have been $204,000, or $0.03 per share
  - Q4 2008 net loss of $540,000, or $0.07 per share includes pre-tax charge of $425,000 ($236,000 after tax) for asset write down to exit deck products.Q4 2008 excluding charge was net loss of $304,000, or $0.04 per share
- Sequential and year-over-year quarterly improvement in new orders
  - New orders in Q4 2009 were $32.7 million, up 5.9% from $30.9 million in Q3 2009
  - Excluding deck products, up 35.6% vs. $24.1 million in Q4 2008


Revenue by Quarter
(excluding deck products)
40
30
20
10
0
$29.55
$31.37
$31.18
$27.74
$25.89
$25.53
$28.42
$30.86
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009


New Orders by Quarter
(excluding deck products)
40
30
20
10
0
$29.63
$30.28
$29.09
$24.13
$24.76
$26.54
$30.91
$32.73
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009

Nasdaq GMS: USHS
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copyright US HOME SYSTEMS All right reserved

Revenue Detail

Revenues were $30.9 million vs. $30.1 million for Q4 2008

Regional breakdown:

— Revenues in California and the Northwest increased an aggregate 12.9% vs. Q4 2008

— Southeast increased 5.6%

— Southwest remained essentially flat.

— Revenues in the Midwest and Northeast declined an aggregate 2.1% despite an improvement in the New England region

Backlog at the end of December was $17.3 million vs. $13.4 at 12/31/08

Revenue by Quarter

40 30 20 10 0

$27.34

$28.68

$29.13

$25.40

$24.07

$22.85

$24.97

$30.86

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Q3 2009

Q4 2009

Kitchen

Bathroom

Organization

N-Hance

Decks

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Gross Profit and Operating Expenses

$20.0 57%

$18.9

$18.3

$18.0 $17.3

$16.6 56%

$16.3

$16.0

$16.0

$14.5 $14.3 55%

$14.0

54%

$12.0

$10.0 53%

$8.0

52%

$6.0

51%

$4.0

50%

$2.0

$0.0 49%

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09

Gross Profit Excluding Non-recurring Charges

$20

$18

$16 $14 $12 $10 $8

$6 $4 $2 $0

$ 17.7

$ 17.3 $ 17.0

$ 16.6 $ 16.7 $ 16.6

$ 2.8 $ 16.1

$ 2.6

$ 2.6

$ 2.7 $ 2.6 $ 14.8 $ 2.6

$ 2.8

$ 2.5

$12.6 $12.4

$11.7 $11.9 $12.0 $12.5

$11.2

$10.4

$ 2.2 $ 2.3 $ 2.3 $ 2.2 $ 2.1 $ 1.9 $ 2.0 $ 1.9

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09

Branch Operations Sales and marketing

General and administrative

Non-Recurring Charges Expense

4Q09 4Q08 Revenue $30,855 $30,089

Net income (loss) as Reported $ (1,319) $ (540)

Non-recurring pre-tax expenses:

Sales tax audit 500 - One-time asset writedowns - 395 Severance costs - 30 Legal settlement 1,746 - Total non-recurring pre-tax expenses 2,246 425 After tax non-recurring expenses 1,523 236

Net income (loss) excluding non-recurring expenses $ 204 $ (304)

Net income (loss) per share as reported - basic and diluted $ (0.18) $ (0.07)

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FY 2009 Financial Results

Revenue by Segment

150 125 100 75 50 25 0

$132,503

$110,951

2008

2009

Kitchen

Organization

Decks

Bathroom

N-Hance

Net Income

1	0 -1 -2 -3 -4

$775K

2008

2009

$(4.0M)

Excluding non-recurring expenses: 2008: $1.1 million 2009: ($1.5) million

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Non-Recurring Charges Expense

2009 2008

Revenue $ 110,951 $ 132,503

Net income as reported $ (4,000) $ 775

Non-recurring pre-tax expenses:

Sales tax audit 500 -

One-time asset writedowns - 484

Severance costs - 30

Legal settlement 3,246 -

Total non-recurring pre-tax expenses 3,746 514

After tax non-recurring expenses 2,459 286

Net income (loss) excluding non-recurring expenses $ (1,541) $ 1,061

Net income (loss) per share as reported - basic and diluted $ (0.21) $ 0.14

Consolidated Balance Sheet

December 31

2009 2008

Cash and cash equivalents $ 6,336,889 $ 9,825,528

Marketable securities 797,410 2,036,049

Accounts receivable 4,693,525 3,088,397

Income tax receivable 1,415,582 574,303

Total current assets 21,520,885 22,603,103

Total assets $ 30,734,305 $ 31,888,856

Total current liabilities $ 9,776,237 $ 6,228,448

Total long term debt, net of current 2,292,221 2,530,636

portion

Stockholders’ equity $ 18,355,356 $ 22,819,830

New Orders Booked

New Orders (excluding deck products)

$35.0

$30.0

$25.0

$20.0

$15.0

$10.0

$5.0

$0.0

Q108

Q208

Q308

Q408

Q109

Q209

Q309

Q409

$29.6

$30.3

$29.1

$24.1

$24.8

$26.5

$30.9

$32.7

New Orders

Backlog

Marketing: New Displays

The Home Depot initiative to upgrade cabinet refacing displays

Began to deploy the displays in January

All stores are expected to have new displays by the end of Q2 2010

Home Depot advertising in Q1 2010

DIY Program

Our refacing products available for The Home Depot customers to purchase and install themselves

Expected to be available in all The Home Depot stores by the end of the second quarter of 2010

We have staffed a separate order department in our Florida marketing center to direct and process DIY orders

Pleased with the early signs of this program

Market Expansion

Seattle

Minneapolis Milwaukee

Ohio Valley Portland Detroit

Chicago Boston Buffalo/ Hartford Rochester Sacramento/ New York Reno Long Island New Jersey Philadelphia San Harrisburg Denver Francisco Maryland Las Vegas St. Louis Washington, DC

Nashville

Los Virginia Angeles Beach San Richmond Diego Dallas Charlotte Atlanta Phoenix Raleigh/ Jacksonville Durham Orlando San Antonio/ Birmingham Tampa Houston Palm Beach County Austin Ft. Lauderdale/ Miami Ft. Meyers

Q1 Outlook

Revenues:

— $30 to $31 million, revenues from DIY and SCN program less than $100,000

— Compared to revenues of $26.2 million in Q1 2009

Net income:

— Break even to $200,000 - $0.00 to $0.03 per share

— Compared to a net loss of $960,000 in Q1 2009 -$0.13 per share

Q&A